UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                Amendment No. 1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): MAY 25, 2005
                                                           ------------

                                  BIONOVO, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                000-50073                               87-0576481
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          (Commission File Number)             (IRS Employer Identification No.)

               2200 POWELL STREET, SUITE 675
                  EMERYVILLE, CALIFORNIA                              94608
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (510) 601-2000
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              (Registrant's Telephone Number, Including Area Code)

                   LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Amendment No. 1 to the Registrant's Form 8-K dated
May 25, 2005 is being filed to further disclose that there were no disagreements with Madsen & Associates, CPA's Inc. during the period from January 1, 2005 to May 25, 2005, the date their dismissal was effective. On June 29, 2005, the Registrant changed its name from "Lighten Up Enterprises International, Inc." to "Bionovo, Inc." and reincorporated from Nevada to Delaware. On June 28, 2005, its wholly-owned subsidiary changed its name from "Bionovo, Inc." to "Bionovo Biopharmaceuticals, Inc." The disclosure below refers to these entities under their former names.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective May 25, 2005, Madsen & Associates, CPA's Inc. (M&A) was dismissed as the independent auditor of Lighten Up Enterprises International, Inc., a Nevada corporation (the Registrant). The board of directors and stockholders of the Registrant approved the dismissal of M&A by written consent on May 9, 2005.

     The board of directors and stockholders of the Registrant approved engaging Stonefield Josephson, Inc. as the Registrant's independent auditor for the fiscal year ending December 31, 2005 by written consent on April 6, 2005 and May 9, 2005, respectively. The Registrant's engagement of Stonefield Josephson, Inc. is effective May 25, 2005. The change in auditors has been made in connection with the Registrant's recent reverse merger transaction. The merger of a wholly-owned subsidiary of the Registrant and Bionovo, Inc. (Bionovo) is described more fully in a current report on Form 8-K dated April 6, 2005. Historical reports filed by the Registrant after the merger will be those of Bionovo, except with respect to the Registrant's Form 10-QSB for the quarter ended March 31, 2005 which contains, in accordance with the rules and regulations of the SEC, the financial information of the Registrant's historical cookbook business which was discontinued on April 6, 2005.

     The reports of M&A on the Registrant's financial statements for each of the two fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the fiscal years ended December 31, 2004 and 2003 contained an explanatory paragraph to the effect that the Registrant's need for additional working capital for its planned activity and to service its debt, raised substantial doubt as to its ability to continue as a going concern.

     During the period from January 1, 2005 to May 25, 2005, and in connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 2004 and 2003 there were no disagreements with M&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of M&A, would have caused M&A to make reference to the matter in its reports.

     During each of the two fiscal years ended December 31, 2004 and 2003 no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Registrant has provided M&A with a copy of this current report on Form 8-K and has requested M&A to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. M&A's response letter, dated September 16, 2005, is filed as Exhibit 16.1 to this current report on Form 8-K.


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

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.
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         EXHIBIT NO.          DESCRIPTION
         -----------          -----------

         16.1 Madsen & Associates, CPA's Inc., Response Letter, dated September 16, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      BIONOVO, INC.


Date:  September 16, 2005                             By: /s/ James P. Stapleton
                                                          ----------------------
                                                          James P. Stapleton
                                                          President and Chief
                                                          Executive Officer


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


                                  EXHIBIT INDEX

         EXHIBIT NO.           DESCRIPTION
         -----------           -----------

         16.1 Madsen & Associates, CPA's Inc., Response Letter, dated September 16, 2005.


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